Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Sam Lee, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sam Lee
Sam Lee
President and Co-Chief Executive Officer
(Principal Executive Officer)

Dated: November 13, 2024

In connection with the quarterly report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, James Martin, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Martin
James Martin
Chief Financial Officer and Co-Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

Dated: November 13, 2024